DELAWARE GROUP EQUITY FUNDS III

Delaware American Services Fund
Delaware Focused Growth Fund
Delaware Focused Value Fund
Delaware Health Care Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund

(each a "Fund")

Supplement to the Fund's
Class A, Class B and Class C Prospectus
dated August 27, 2002


The Board of Trustees has approved the addition of Class
R shares. These shares will be made available effective
June 1, 2003. This Supplement describes those characteristics unique to Class R shares. Please carefully review this Supplement and the Prospectus with your financial advisor when making an investment decision.


Delaware American Services Fund
The following, which reflects the fees and expenses applicable to Class R shares, supplements the information on page 4 of the Prospectus under "Profile: Delaware
American Services Fund - What are the Fund's fees and expenses?":

You do not pay sales charges directly from your investments when you buy or sell Class R shares.

Maximum sales charge (load) imposed on purchases as a percentage of offering price none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower none
Maximum sales charge (load) imposed on reinvested dividends none
Redemption fees
none
Exchange fees1
none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees
0.75%
Distribution and service (12b-1) fees
0.60%
Other expenses
1.96%
Total operating expenses
3.31%
Fee waivers and payments2
(1.51%)
Net expenses
1.80%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year
$183
3 years
$878
5 years
$1,596
10 years
$3,501


1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The investment manager has contracted to waive fees and pay expenses through August 31, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.
3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.


Delaware Focused Growth Fund
The following, which reflects the fees and expenses applicable to Class R shares, supplements the information on page 8 of the Prospectus under "Profile: Delaware
Focused Growth Fund - What are the Fund's fees and expenses?":

You do not pay sales charges directly from your investments when you buy or sell Class R shares.

Maximum sales charge (load) imposed on purchases as a percentage of offering price none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower none
Maximum sales charge (load) imposed on reinvested dividends none
Redemption fees
none
Exchange fees1
none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees
0.65%
Distribution and service (12b-1) fees
0.60%
Other expenses
0.46%
Total operating expenses
1.71%
Fee waivers and payments2
(0.36%)
Net expenses
1.35%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year
$137
3 years
$504
5 years
$894
10 years
$1,989

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The investment manager has contracted to waive fees and pay expenses through August 31, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.
3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Delaware Focused Value Fund
The following, which reflects the fees and expenses applicable to Class R shares, supplements the information on page 5 of the Prospectus under "Profile: Delaware
Focused Value Fund - What are the Fund's fees and expenses?":

You do not pay sales charges directly from your investments when you buy or sell Class R shares.

Maximum sales charge (load) imposed on purchases as a percentage of offering price none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower none
Maximum sales charge (load) imposed on reinvested dividends none
Redemption fees
none
Exchange fees1
none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees
1.00%
Distribution and service (12b-1) fees
0.60%
Other expenses
0.18%
Total operating expenses
1.78%
Fee waivers and payments2
(0.18%)
Net expenses
1.60%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year
$163
3 years
$543
5 years
$948
10 years
$2,080

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The investment manager has contracted to waive fees and pay expenses through August 31, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.
3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Delaware Health Care Fund
The following, which reflects the fees and expenses applicable to Class R shares, supplements the information on page 4 of the Prospectus under "Profile: Delaware
Health Care Fund - What are the Fund's fees and expenses?":


You do not pay sales charges directly from your investments when you buy or sell Class R shares.


Maximum sales charge (load) imposed on purchases as a percentage of offering price none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower none
Maximum sales charge (load) imposed on reinvested dividends none
Redemption fees
none
Exchange fees1
none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees
0.75%
Distribution and service (12b-1) fees
0.60%
Other expenses
1.10%
Total operating expenses
2.45%
Fee waivers and payments2
(1.10%)
Net expenses
1.35%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year
$137
3 years
$658
5 years
$1,206
10 years
$2,703

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The investment manager has contracted to waive fees and pay expenses through August 31, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.
3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Delaware Small Cap Growth Fund
The following, which reflects the fees and expenses applicable to Class R shares, supplements the information on page 3 of the Prospectus under "Profile: Delaware
Small Cap Growth Fund - What are the Fund's fees and expenses?":

You do not pay sales charges directly from your investments when you buy or sell Class R shares.

Maximum sales charge (load) imposed on purchases as a percentage of offering price none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower none
Maximum sales charge (load) imposed on reinvested dividends none
Redemption fees
none
Exchange fees1
none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees
1.00%
Distribution and service (12b-1) fees
0.60%
Other expenses
5.08%
Total operating expenses
6.68%
Fee waivers and payments2
(4.73%)
Net expenses
1.95%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year
$198
3 years
$1,552
5 years
$2,860
10 years
$5,944

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The investment manager has contracted to waive fees and pay expenses through August 31, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.35% of average daily net assets.
3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.


Delaware Technology and Innovation Fund
The following, which reflects the fees and expenses applicable to Class R shares, supplements the information on page 4 of the Prospectus under "Profile: Delaware
Technology and Innovation Fund - What are the Fund's fees and expenses?":

You do not pay sales charges directly from your investments when you buy or sell Class R shares.

Maximum sales charge (load) imposed on purchases as a percentage of offering price none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower none
Maximum sales charge (load) imposed on reinvested dividends none
Redemption fees
none
Exchange fees1
none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees
0.75%
Distribution and service (12b-1) fees
0.60%
Other expenses
1.93%
Total operating expenses
3.28%
Fee waivers and payments2
(1.48%)
Net expenses
1.80%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year
$183
3 years
$872
5 years
$1,584
10 years
$3,476

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The investment manager has contracted to waive fees and pay expenses through August 31, 2003 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.
3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Delaware Trend Fund
The following, which reflects the fees and expenses applicable to Class R shares, supplements the information on page 4 of the Prospectus under "Profile: Delaware
Trend Fund - What are the Fund's fees and expenses?":

You do not pay sales charges directly from your investments when you buy or sell Class R shares.

Maximum sales charge (load) imposed on purchases as a percentage of offering price none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower none
Maximum sales charge (load) imposed on reinvested dividends none
Redemption fees
none
Exchange fees1
none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees
0.71%
Distribution and service (12b-1) fees
0.60%
Other expenses
0.45%
Total operating expenses
1.76%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year
$179
3 years
$554
5 years
$954
10 years
$2,073

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Delaware American Services Fund, Delaware Focused
Growth Fund, Delaware Focused Value Fund, Delaware
Health Care Fund, Delaware Small Cap Growth Fund,
Delaware Technology and Innovation Fund and Delaware
Trend Fund
The following information replaces the fourth bullet and adds a sixth bullet, respectively, under "About your account - Choosing a share Class - Class A" on page 12 of
Delaware American Services Fund and Delaware
Technology and Innovation Fund's prospectus; on page 16 of Delaware Focused Growth Fund and Delaware Focused
Value Fund's prospectus; and on page 10 of Delaware
Health Care Fund, Delaware Small Cap Growth Fund and
Delaware Trend Fund's prospectus:

CLASS A

* Class A shares are also subject to an annual 12b-
1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

* Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.


The following information replaces the fifth bullet under "About your account - Choosing a share Class - Class B" on page 13 of Delaware American Services Fund and
Delaware Technology and Innovation Fund's prospectus;
on page 17 of Delaware Focused Growth Fund and
Delaware Focused Value Fund's prospectus; and on page
11 of Delaware Health Care Fund, Delaware Small Cap
Growth Fund and Delaware Trend Fund's prospectus:

CLASS B

* Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.


The following information replaces the fourth bullet under "About your account - Choosing a share Class - Class C" on page 13 of Delaware American Services Fund and
Delaware Technology and Innovation Fund's prospectus;
on page 17 of Delaware Focused Growth Fund and
Delaware Focused Value Fund's prospectus; on page 12 of
Delaware Health Care Fund's prospectus; and on page 11 of Delaware Small Cap Growth Fund and Delaware Trend
Fund's prospectus:

CLASS C

* Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

The following information supplements the section
"About your account - Choosing a share Class" on page 12 of Delaware American Services Fund and Delaware
Technology and Innovation Fund's prospectus; on page 15 of Delaware Focused Growth Fund and Delaware Focused
Value Fund's prospectus; and on page 10 of Delaware
Health Care Fund, Delaware Small Cap Growth Fund and
Delaware Trend Fund's prospectus:

CLASS R

* Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

* Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

* Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

* Unlike Class B shares, Class R shares do not automatically convert into another class.

* Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less;
and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's,
SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003
(the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase
Class A shares.

The following information supplements the introductory paragraph under the section "About your account - How to reduce your sales charge" on page 14 of Delaware
American Services Fund and Delaware Technology and
Innovation Fund's prospectus; on page 18 of Delaware
Focused Growth Fund and Delaware Focused Value
Fund's prospectus; on page 13 of Delaware Health Care
Fund's prospectus; and on page 12 of Delaware Small Cap
Growth Fund and Delaware Trend Fund's prospectus:

"Class R shares have no up-front sales charge."

The following replaces the second sentence under the section "About your account - Special services -
Exchanges" on page 19 of Delaware American Services
Fund and Delaware Technology and Innovation Fund's prospectus on page 21 of Delaware Focused Growth Fund and Delaware Focused Value Fund; on page 16 of
Delaware Health Care Fund; on page 17 of Delaware
Small Cap Growth Fund's prospectus; and on page 16 of Delaware Trend Fund's prospectus:

"However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares."




This Supplement is dated May 1, 2003.
4